Exhibit 99.1

Contact:

Dan Madden

VP Finance & Investor Relations

+1-408-428-7929

dmadden@symmetricom.com

Symmetricom Reports Second Quarter

Fiscal 2011 Financial Results

•	Net revenue of $41.8 million

•	Non-GAAP income from continuing operations of $1.4 million, or $0.03 per share

•	Loss from continuing operations of $3.5 million, or $(0.08) per share

•	Free cash flow of $6.7 million

SAN JOSE, Calif. — February 2, 2011 — Symmetricom, Inc. (NASDAQ:SYMM), a worldwide leader in precision time and frequency technologies, today reported financial results for its second quarter of fiscal 2011, ended December 26, 2010.

Net revenue for the second quarter of fiscal 2011 was $41.8 million, down $15.1 million or 26.5%, compared to the $56.9 million reported for the second quarter of fiscal 2010. Symmetricom reported a loss from continuing operations of $3.5 million, or $(0.08) per share, for the second quarter of fiscal 2011, compared to income from continuing operations of $1.9 million, or $0.04 per share, in the second quarter of fiscal 2010. The loss from continuing operations for the second quarter of fiscal 2011 included $3.9 million of restructuring charges, as compared to $1.5 million of restructuring charges for the second quarter of fiscal 2010.

The decrease in revenue is due to product supply and fulfillment delays associated with the company’s transition to an outsourced manufacturing and logistics model. Symmetricom ceased manufacturing operations in Puerto Rico in December 2010 and expects to complete the transition to an outsourced manufacturing and logistics model in the third quarter, as previously disclosed.

The company’s order volume was at expected levels for the quarter. Total sales backlog was $64.2 million as of December 26, 2010, compared to $54.4 million as of September 26, 2010.

Non-GAAP income from continuing operations for the second quarter of fiscal 2011 was $1.4 million, or $0.03 per share, compared to $4.3 million, or $0.10 per share, reported in the same period of the prior year.

Cash, cash equivalents and short-term investments totaled $78.5 million as of December 26, 2010, an increase of $5.7 million from the $72.8 million reported as of September 26, 2010. Net cash provided by operating activities in the second quarter was $8.0 million and property, plant and equipment purchases were approximately $1.3 million, resulting in free cash flow of $6.7 million.

Symmetricom Reports Second Quarter Fiscal 2011 Financial Results

February 2, 2011

“The financial results of our second quarter were disappointing due to fulfillment delays that resulted from issues we encountered during our manufacturing transition,” said Dave Côté, President and Chief Executive Officer of Symmetricom. “These difficulties are not related to the inherent manufacturability or quality of our products, but are logistical and process issues related to component supply and material flows, which we are working hard to solve as rapidly as possible.”

“Despite these challenges, I am encouraged by the ongoing level of demand for our products and feel good about the progress we are making on new product and new market initiatives. Once these manufacturing transition issues are behind us, I am confident that our overall performance will once again reflect the company’s strong market position and many new market and growth opportunities,” said Côté.

Business Results

Revenue in the Communications Business in the second quarter of fiscal 2011 was $20.4 million, compared to $35.8 million reported in the same period of the prior fiscal year. Revenue in the Government Business in the second quarter of fiscal 2011 was $21.5 million, compared to $21.1 million reported in the same period of the prior fiscal year.

Third Quarter 2011 Guidance

Symmetricom’s guidance for the third quarter of fiscal 2011 is as follows:

•	Net revenue is expected to be in the range of $45 million to $55 million

•	GAAP earnings (loss) per share from continuing operations is expected to be in the range of $(0.09) to $0.01

•	Non-GAAP earnings per share from continuing operations is expected to be in the range of $0.00 to $0.08

A reconciliation of GAAP and non-GAAP guidance is provided at the end of this press release.

Investor Conference Call

As previously announced, management will hold a conference call to discuss these results today, at 1:30 p.m. Pacific Time. Investors are invited to join the conference call by dialing +1-312-470-7356 and referencing “Symmetricom.” A live webcast will also be available on the investor relations section of the company’s website at www.symmetricom.com. An audio replay will be available for one week and can be accessed by dialing +1-203-369-1321 and referencing the passcode LEADER.

About Symmetricom, Inc.

Symmetricom, a world leader in precise time solutions, sets the world’s standard for time. The company generates, distributes and applies precise time for the communications, aerospace/defense, IT infrastructure and metrology industries. Symmetricom’s customers, from communications service providers and network equipment manufacturers to governments and their suppliers worldwide, are able to build more reliable networks and systems by using the company’s advanced timing technologies, atomic clocks, services and solutions. All products support today’s precise timing standards, including GPS-based timing, IEEE 1588 (PTP), Network Time Protocol (NTP), Synchronous Ethernet and DOCSIS(R) timing. Symmetricom is based in San Jose, California, with offices worldwide. For more information, visit: http://www.symmetricom.com.

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Symmetricom Reports Second Quarter Fiscal 2011 Financial Results

February 2, 2011

Non-GAAP Information

Certain non-GAAP financial information is included in this press release. In the reconciliation of GAAP to non-GAAP results, Symmetricom excludes certain items related to non-cash equity-based compensation, amortization of intangible assets, restructuring charges, manufacturing transition costs and non-cash interest expense charges that the company does not consider indicative of its ongoing performance. The income tax effect after these non-GAAP adjustments was determined based upon Symmetricom’s estimate of its annual non-GAAP effective tax rate excluding these non-GAAP adjustments. Symmetricom believes that excluding such items provides investors, analysts and management with a representation of the Company’s core operating performance and with information useful in assessing, in conjunction with GAAP results, underlying trends in operating performance. Management uses such non-GAAP information to evaluate financial results and to establish operational goals. Non-GAAP information should not be considered superior to or as a substitute for data prepared in accordance with GAAP. A reconciliation of the non-GAAP results to the GAAP results is provided in the financial schedules portion of this press release.

Free cash flow is defined as net cash provided by operating activities minus purchases of property, plant and equipment. Symmetricom believes this metric provides useful information to its investors, analysts, and management about the level of cash generated by normal business operations, including the use of cash for the purchase of property, plant and equipment. Management also views it as a measure of cash available to pay debt and return cash to stockholders. Free cash flow is not a GAAP financial measure and should not be considered superior to or a substitute for operating cash flow or other cash flow data prepared in accordance with GAAP.

Safe Harbor

This press release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those sections. These forward-looking statements include statements concerning third quarter fiscal 2011 guidance and future performance, as well as the information regarding the usefulness of the non-GAAP financial information. The statements in this press release are made as of the date of this press release, even if subsequently made available by Symmetricom on its website or otherwise. Symmetricom’s actual results could differ materially from those projected or suggested in these forward-looking statements. Factors that could cause future actual results to differ materially from the results projected in or suggested by such forward-looking statements include: reduced rates of demand for telecommunication products, cable products or test and measurement products, reduced rates or changes in government spending patterns, customers’ ability and need to upgrade existing equipment, the company’s ability to fulfill delayed shipments, delays in its transition to an outsourced manufacturing and logistics model, the company’s ability to maintain or reduce manufacturing and operating costs, timing of orders, cancellation or delay of customer orders, loss of customers, customer acceptance of new products, recessionary pressures, geopolitical risks such as terrorist acts and the risk factors listed from time to time in Symmetricom’s reports filed with the Securities and Exchange Commission, including the annual report on Form 10-K for the fiscal year ended June 27, 2010 and subsequent Form 10-Q’s and 8-K’s.

SYMM-F

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Symmetricom Reports Second Quarter Fiscal 2011 Financial Results

February 2, 2011

SYMMETRICOM, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(unaudited)

	Three months ended			Six months ended
	December 26, 2010	September 26, 2010	December 27, 2009	December 26, 2010	December 27, 2009
Net revenue	$41,844	$54,379	$56,862	$96,223	$109,130
Cost of sales:
Cost of products and services	23,222	26,606	30,884	49,828	60,421
Amortization of intangible assets	267	287	368	554	736
Restructuring charges	3,910	3,747	931	7,657	1,793

Total cost of sales	27,399	30,640	32,183	58,039	62,950

Gross profit	14,445	23,739	24,679	38,184	46,180
Gross margin	34.5%	43.7%	43.4%	39.7%	42.3%
Operating expenses:
Research and development	6,738	6,606	6,113	13,344	11,827
Selling, general and administrative	13,596	12,799	14,259	26,395	27,798
Amortization of intangible assets	61	62	62	123	157
Restructuring charges	38	(881)	535	(843)	1,011

Total operating expenses	20,433	18,586	20,969	39,019	40,793

Operating income (loss)	(5,988)	5,153	3,710	(835)	5,387
Interest income, net of amortization (accretion) of premium (discount) on investments	331	(108)	505	223	966
Interest expense	—	(55)	(1,270)	(55)	(2,544)

Income (loss) from continuing operations before taxes	(5,657)	4,990	2,945	(667)	3,809
Income tax provision (benefit)	(2,181)	1,896	1,055	(285)	1,370

Income (loss) from continuing operations	(3,476)	3,094	1,890	(382)	2,439
Income (loss) from discontinued operations, net of tax	(49)	127	(391)	78	(766)

Net income (loss)	$(3,525)	$3,221	$1,499	$(304)	$1,673

Earnings (loss) per share - basic:
Income (loss) from continuing operations	$(0.08)	$0.07	$0.04	$(0.01)	$0.06
Income (loss) from discontinued operations	—	—	(0.01)	—	(0.02)

Net income (loss)	$(0.08)	$0.07	$0.03	$(0.01)	$0.04

Weighted average shares outstanding - basic	43,272	43,430	43,313	43,351	43,245

Earnings (loss) per share - diluted:
Income (loss) from continuing operations	$(0.08)	$0.07	$0.04	$(0.01)	$0.06
Income (loss) from discontinued operations	—	—	(0.01)	—	(0.02)

Net income (loss)	$(0.08)	$0.07	$0.03	$(0.01)	$0.04

Weighted average shares outstanding - diluted	43,272	43,772	43,708	43,351	43,771

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Symmetricom Reports Second Quarter Fiscal 2011 Financial Results

February 2, 2011

SYMMETRICOM, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(unaudited)

	December 26, 2010	June 27, 2010
ASSETS
Current assets:
Cash and cash equivalents	$25,722	$21,794
Short-term investments	52,739	53,825
Accounts receivable, net	25,527	40,075
Inventories	41,665	37,229
Prepaids and other current assets	14,650	15,108

Total current assets	160,303	168,031
Property, plant and equipment, net	22,570	23,077
Intangible assets, net	3,068	3,745
Deferred taxes and other assets	38,077	36,534

Total assets	$224,018	$231,387

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,136	$6,768
Accrued compensation	13,849	18,731
Accrued warranty	2,002	2,900
Other accrued liabilities	12,277	10,506

Total current liabilities	35,264	38,905
Long-term obligations	6,560	8,296
Deferred income taxes	334	334

Total liabilities	42,158	47,535
Stockholders’ equity:
Common stock	200,622	202,450
Accumulated other comprehensive loss	(216)	(356)
Accumulated deficit	(18,546)	(18,242)

Total stockholders’ equity	181,860	183,852

Total liabilities and stockholders’ equity	$224,018	$231,387

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Symmetricom Reports Second Quarter Fiscal 2011 Financial Results

February 2, 2011

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(unaudited)

	Three months ended			Six months ended
	December 26, 2010	September 26, 2010	December 27, 2009	December 26, 2010	December 27, 2009
Reconciliation from GAAP to Non-GAAP
GAAP Income (loss) from continuing operations	$(3,476)	$3,094	$1,890	$(382)	$2,439

Non-GAAP adjustments:
Equity-based compensation expense:
Cost of products and services	230	23	262	253	472
Research and development	184	138	228	322	428
Selling, general and administrative	704	291	700	995	894

Total equity-based compensation expense	1,118	452	1,190	1,570	1,794

Amortization of intangible assets:
Cost of products and services	267	287	368	554	736
Operating expenses	61	62	62	123	157

Total amortization of intangible assets	328	349	430	677	893

Restructuring charges	3,948	2,866	1,466	6,814	2,804
Manufacturing transition costs	2,041			2,041
Non-cash interest expense on convertible notes	—	—	765	—	1,533
Income tax effect of Non-GAAP adjustments	(2,551)	(1,177)	(1,413)	(3,728)	(2,530)

Non-GAAP income from continuing operations	$1,408	$5,584	$4,328	$6,992	$6,933

Earnings (loss) per share - diluted:
GAAP income (loss) from continuing operations	$(0.08)	$0.07	$0.04	$(0.01)	$0.06
Non-GAAP income from continuing operations	$0.03	$0.13	$0.10	$0.16	$0.16

Weighted average shares outstanding - diluted	43,972	43,772	43,708	43,862	43,771

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Symmetricom Reports Second Quarter Fiscal 2011 Financial Results

February 2, 2011

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(unaudited)

		Three months ended			Six months ended
		December 26, 2010	September 26, 2010	December 27, 2009	December 26, 2010	December 27, 2009
GAAP Revenue		$41,844	$54,379	$56,862	$96,223	$109,130

Reconciliation from GAAP to Non-GAAP Gross Profit from continuing operations:
GAAP Gross profit	(A)	$14,445	$23,739	$24,679	$38,184	$46,180
GAAP Gross margin		34.5%	43.7%	43.4%	39.7%	42.3%

Non-GAAP adjustments:
Equity-based compensation expense		230	23	262	253	472
Amortization of intangible assets		267	287	368	554	736
Restructuring charges		3,910	3,747	931	7,657	1,793
Manufacturing transition costs		2,041	—	—	2,041	—

Non-GAAP Gross profit	(B)	$20,893	$27,796	$26,240	$48,689	$49,181

Non-GAAP Gross margin		49.9%	51.1%	46.1%	50.6%	45.1%

Reconciliation from GAAP to Non-GAAP Operating
Expense from continuing operations:
GAAP Operating expenses	(C)	$20,433	$18,586	$20,969	$39,019	$40,793
Operating expense % to revenue		48.8%	34.2%	36.9%	40.6%	37.4%

Non-GAAP adjustments:
Equity-based compensation expense		(888)	(429)	(928)	(1,317)	(1,322)
Amortization of intangible assets		(61)	(62)	(62)	(123)	(157)
Restructuring charges		(38)	881	(535)	843	(1,011)

Non-GAAP operating expenses	(D)	$19,446	$18,976	$19,444	$38,422	$38,303

Non-GAAP operating expenses % to revenue		46.5%	34.9%	34.2%	39.9%	35.1%

Reconciliation from GAAP to Non-GAAP Operating
Income (loss) from continuing operations:
GAAP Operating income (loss)	(A) -(C)	$(5,988)	$5,153	$3,710	$(835)	$5,387

Operating income (loss) % to revenue		(14.3%)	9.5%	6.5%	(0.9%)	4.9%

Non-GAAP Operating income (loss)	(B) -(D)	$1,447	$8,820	$6,796	$10,267	$10,878

Operating income % to revenue		3.5%	16.2%	12.0%	10.7%	10.0%

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Symmetricom Reports Second Quarter Fiscal 2011 Financial Results

February 2, 2011

SYMMETRICOM, INC.

RECONCILIATION OF FORWARD-LOOKING GUIDANCE FOR NON-GAAP FINANCIAL MEASURES

TO PROJECTED GAAP GUIDANCE FOR REVENUE AND EPS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ending March 27, 2011
	Revenue		Earnings (Loss) Per Share from Continuing Operations
	From	To	From	To
GAAP Guidance	$45,000	$55,000	$(0.09)	$0.01

Estimated Non-GAAP Adjustments
Equity-based compensation expense			0.03	0.03
Amortization of intangible assets			0.01	0.01
Restructuring charges			0.07	0.05
Manufacturing transition costs			0.02	0.01
Income tax effect of non-GAAP adjustments			(0.04)	(0.03)

Total Non-GAAP Adjustments			0.09	0.07

Non-GAAP Guidance	$45,000	$55,000	$—	$0.08

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